Fees Summary	Feb. 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,584.33
Total Transaction Valuation	69,401,351.68
Total Offset Amount	0.00
Net Fee	$ 9,584.33